Exhibit 99.1

Cardlytics Announces Third Quarter 2025 Financial Results
Atlanta, GA – November 5, 2025 – Cardlytics, Inc. (NASDAQ: CDLX), a commerce media platform, today announced financial results for the third quarter ended September 30, 2025.
"In Q3, we've taken decisive action that we believe will reset our business, improve our financial health, and set ourselves on a viable path to return to growth," said Amit Gupta, CEO of Cardlytics. "We are moving forward with sharper focus and discipline, prioritizing initiatives that build on our fundamental strengths and where we believe we can win. Our mandate is clear – continue to deliver for our partners and advertisers, strengthen what differentiates us, and unlock long-term value for our shareholders."
Third Quarter 2025 Financial Results
•Revenue was $52.0 million, a decrease of 22% year-over-year compared to $67.1 million in the third quarter of 2024.
•Billings, a non-GAAP metric, was $89.2 million, a decrease of 20% year-over-year compared to $112.0 million in the third quarter of 2024.
•Adjusted Contribution, a non-GAAP metric, was $30.0 million, a decrease of 17% year-over-year compared to $36.4 million in the third quarter of 2024.
•Net Loss was $(72.7) million, or $(1.36) per diluted share, based on 53.5 million fully diluted weighted-average common shares, compared to a Net Loss of $(145.2) million, or $(2.90) per diluted share, based on 50.0 million fully diluted weighted-average common shares in the third quarter of 2024.
•Adjusted EBITDA, a non-GAAP metric, was $3.2 million compared to $(1.8) million in the third quarter of 2024.
•Adjusted Net Loss was $(3.8) million, or $(0.07) per diluted share, based on 53.5 million fully diluted weighted-average common shares, compared to Adjusted Net Loss of $(7.5) million, or $(0.15) per diluted share, based on 50.0 million fully diluted weighted-average common shares in the third quarter of 2024.
•Net cash provided by operating activities was $1.8 million, compared to $1.4 million in the third quarter of 2024.
•Free Cash Flow, a non-GAAP metric, was $(2.7) million, compared to $(3.9) million in the third quarter of 2024.
Key Metrics
•Cardlytics monthly qualified users ("MQUs") were 230.3 million, an increase of 21% year-over-year, compared to 190.2 million in the third quarter of 2024.
•Cardlytics adjusted contribution per user ("ACPU") was $0.11 compared to $0.16 in the third quarter of 2024.
Definitions of MQUs and ACPU are included below under the caption “Other Performance Metrics."

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended September 30,
	2025	2024	Change %
Billings(1)	$89,193	$111,958	(20)%
Consumer Incentives	37,162	44,901	(17)%
Revenue	52,031	67,057	(22)%
Partner Share and other third-party costs	22,001	30,675	(28)%
Adjusted Contribution(1)	30,030	36,382	(17)%
Delivery costs	5,730	7,830	(27)%
Gross Profit	$24,300	$28,552	(15)%
Net Loss	$(72,673)	$(145,182)	(50)%
Adjusted EBITDA(1)	$3,204	$(1,816)	na

Adjusted Contribution
% of Billings	33.7%	32.5%
% of Revenue	57.7%	54.3%
Adjusted EBITDA
% of Billings	3.6%	(1.6)%
% of Revenue	6.2%	(2.7)%
(1)Billings, Adjusted Contribution and Adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."
Fourth Quarter 2025 Financial Expectations
Cardlytics anticipates Billings, Revenue, Adjusted Contribution and Adjusted EBITDA to be in the following ranges (in millions, except for percentage change rates):

	Q4 2025 Guidance	YoY Change
Billings(1)	$86.0 - $96.0	(26%) - (17%)
Revenue	$51.1 - $59.1	(31%) - (20%)
Adjusted Contribution(2)	$29.0 - $35.0	(29%) - (14%)
Adjusted EBITDA(2)	$0.9 - $7.9	($5.5) - $1.5
(1)A reconciliation of Billings to GAAP Revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of Adjusted Contribution to GAAP Gross Profit and a reconciliation of Adjusted EBITDA to Net Loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
Earnings Teleconference Information
Cardlytics will discuss its third quarter 2025 financial results during a live audio webcast today, November 5, 2025, at 5:00 PM ET / 2:00 PM PT. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a commerce media platform, powered by our publishers’ first-party purchase data, that makes commerce smarter and more rewarding for everyone. We offer a range of solutions to help advertisers and publishers grow and strengthen customer loyalty. With visibility into approximately half of all card-based transactions in the U.S. and a quarter in the U.K., Cardlytics enables advertisers to engage consumers at scale and drive incremental sales through our industry-leading card-linked offer network. Publisher partners can enhance their platforms with relevant and personalized offers that improve the shopping experience for their customers. Cardlytics also offers identity resolution capabilities through Bridg, which helps convert anonymous shoppers into known and reachable customers. Learn more at www.cardlytics.com or follow us on LinkedIn.

Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements related to our strategic initiatives to strengthen our business and market position and to our financial guidance for the fourth quarter of 2025. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions, including, but not limited to, inflationary pressure or the imposition of tariffs and other trade protection measures, in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association (“Bank of America”), Wells Fargo Bank, National Association (“Wells Fargo”), American Express Travel Related Services Company, Inc. (“American Express”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FI partners; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; risks related to our competitive market, including our ability to compete successfully with our current or future competitors; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 5, 2025 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance in this press release: Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss, Adjusted Net Loss per share and Free Cash Flow, as well as certain other performance metrics, such as MQUs and ACPU.
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss and Adjusted Net Loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for services in order to generate revenue. Cardlytics platform Billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP Revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform Billings is the same as Bridg platform GAAP Revenue. Adjusted Contribution measures the degree by which Revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted Contribution demonstrates how incremental Revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administrative and other investments. Adjusted Contribution is calculated by taking our total Revenue less our Partner Share and other third-party costs. Adjusted Contribution does not take into account all costs associated with generating Revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Management views Adjusted Contribution as the most relevant metric to measure the financial performance as it reflects the dollars we keep after all of our partners are paid. Adjusted EBITDA represents our Net Loss before interest expense, net; depreciation and amortization; stock-based compensation expense; foreign currency loss (gain); gain on debt extinguishment; acquisition, integration and divestiture costs; loss (gain) on disposal or divestiture; change in contingent consideration; reduction in force; and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets; income tax benefit; and deferred implementation costs. Adjusted Net Loss as our Net Loss before stock-based compensation expense; foreign currency loss (gain); gain on debt extinguishment; acquisition, integration and divestiture costs; amortization of acquired intangibles; loss (gain) on disposal or divestiture; change in contingent consideration; reduction in force; and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets and income tax benefit. We define Adjusted Net Loss per share as Adjusted Net Loss divided by our weighted-average common shares outstanding, diluted. We define Free Cash Flow as net cash provided by (used in) operating activities, plus acquisition of property and equipment and capitalized software development costs and, in applicable periods, acquisition of patents. We believe free cash flow is useful to measure the funds generated in a given period that are available for distribution or to sustain the business. We believe this supplemental information enhances stockholders' ability to evaluate our performance.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MQUs as targetable customers that have made a transaction using their account with an FI Partner or non-FI Partner in a given month, excluding pilot supply during the ramp up period, and whose transaction data was shared with Cardlytics. We then calculate a monthly average of these MQUs for the periods presented. We believe that the number of MQUs is an indicator of the Cardlytics platform's ability to drive engagement and is reflective of the consumer base and insights that we offer to marketers. We define ACPU as the Cardlytics platform Adjusted Contribution generated in the applicable period, divided by Cardlytics average MQUs in the applicable period. We believe that Adjusted Contribution is the most relevant metric as it reflects the value Cardlytics keeps after subtracting out rewards, Partner Share and other third-party costs. We believe that ACPU measures the Cardlytics platform's efficiency in converting marketer budgets into the value generated by customer engagement.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$43,961	$65,594
Accounts receivable and contract assets, net	85,496	103,252
Other receivables	5,908	3,801
Prepaid expenses and other assets	5,345	5,336
Total current assets	140,710	177,983
Long-term assets:
Property and equipment, net	2,206	2,596
Right-of-use assets under operating leases, net	5,328	6,341
Intangible assets, net	7,007	11,371
Goodwill	110,305	159,429
Capitalized software development costs, net	25,595	33,341
Other long-term assets, net	1,656	1,650
Total assets	$292,807	$392,711
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,613	$3,689
Accrued liabilities:
Accrued compensation	7,295	5,494
Accrued expenses	7,474	7,175
Partner Share liability	22,153	32,479
Consumer Incentive liability	32,109	45,513
Short-term debt	46,070	45,863
Deferred revenue and other liabilities	3,372	2,154
Current operating lease liabilities	1,617	2,025
Current contingent consideration	—	4,563
Total current liabilities	123,703	148,955
Long-term liabilities:
Convertible senior notes, net	168,570	167,729
Long-term operating lease liabilities	5,176	6,034
Long-term deferred revenue	62	—
Total liabilities	$297,511	$322,718
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized, 53,806 and 51,257 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	$10	$10
Additional paid-in capital	1,393,138	1,366,958
Accumulated other comprehensive (loss) income	(2,038)	3,601
Accumulated deficit	(1,395,814)	(1,300,576)
Total stockholders’ (deficit) equity	(4,704)	69,993
Total liabilities and stockholders’ equity	$292,807	$392,711

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$52,031	$67,057	$177,178	$204,301
Costs and expenses:
Partner Share and other third-party costs	22,001	30,675	78,554	94,476
Delivery costs	5,730	7,830	19,901	21,664
Sales and marketing expense	7,865	13,163	31,954	41,306
Research and development expense	8,799	13,194	31,800	39,712
General and administrative expense	10,854	12,076	37,537	42,712
Acquisition, integration and divestiture costs	—	—	—	162
Change in contingent consideration	—	100	102	110
Impairment of goodwill and intangible assets	58,843	131,595	58,843	131,595
Loss (gain) on disposal or divestiture	320	—	(4,831)	—
Depreciation and amortization expense	6,473	6,970	19,039	19,749
Total costs and expenses	120,885	215,603	272,899	391,486
Operating Loss	(68,854)	(148,546)	(95,721)	(187,185)
Other (expense) income:
Interest expense, net	(2,007)	(1,479)	(5,780)	(3,859)
Foreign currency (loss) gain	(1,812)	4,843	6,263	4,312
Gain on debt extinguishment	—	—	—	13,017
Total other (expense) income	(3,819)	3,364	483	13,470
Loss before income taxes	(72,673)	(145,182)	(95,238)	(173,715)
Net Loss	$(72,673)	$(145,182)	$(95,238)	$(173,715)
Net Loss per share, basic and diluted	$(1.36)	$(2.90)	$(1.81)	$(3.66)
Weighted-average common shares outstanding, basic and diluted	53,493	50,028	52,708	47,469

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Delivery costs	$440	$675	$1,441	$2,039
Sales and marketing expense	560	2,096	3,710	8,140
Research and development expense	2,575	3,448	8,514	12,031
General and administrative expense	2,847	1,846	8,952	9,484
Total stock-based compensation expense	$6,422	$8,065	$22,617	$31,694

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Nine Months Ended September 30,
	2025	2024
Operating activities
Net Loss	$(95,238)	$(173,715)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	1,782	3,980
Depreciation and amortization	19,039	19,749
Amortization of financing costs charged to interest expense	1,194	1,235
Amortization of right-of-use assets	1,789	1,627
Gain on disposal or divestiture	(4,831)	—
Gain on debt extinguishment	—	(13,017)
Stock-based compensation expense	22,617	31,694
Impairment of goodwill and intangible assets	58,843	131,595
Change in contingent consideration	102	110
Other non-cash income, net	(6,251)	(4,136)
Change in operating assets and liabilities:
Accounts receivable	14,808	12,909
Prepaid expenses and other assets	(230)	(229)
Accounts payable	(193)	820
Other accrued expenses	1,762	(3,192)
Partner Share liability	(10,920)	(18,330)
Consumer Incentive liability	(7,993)	(2,903)
Net cash used in operating activities	(3,720)	(11,803)
Investing activities
Acquisition of property and equipment	(455)	(1,439)
Capitalized software development costs	(12,770)	(13,423)
Business divestiture and acquisitions, net of cash acquired	200	202
Net cash used in investing activities	(13,025)	(14,660)
Financing activities
Proceeds from issuance of debt	50,000	172,500
Settlement of contingent consideration	(5,000)	(14,167)
Principal payment of debt	(50,000)	(199,291)
Proceeds from termination of capped calls related to convertible notes	—	115
Proceeds from issuance of common stock	—	48,634
Equity issuance costs	—	(309)
Debt issuance costs	(105)	(5,836)
Net cash (used in) provided by financing activities	(5,105)	1,646
Effect of exchange rates on cash and cash equivalents	217	(25)
Net decrease in cash and cash equivalents	(21,633)	(24,842)
Cash and cash equivalents — Beginning of period	65,594	91,830
Cash and cash equivalents — End of period	$43,961	$66,988

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Consolidated
Revenue	$52,031	$67,057	$177,178	$204,301
Plus:
Consumer Incentives	37,162	44,901	113,644	123,260
Billings	$89,193	$111,958	$290,822	$327,561
Cardlytics platform
Revenue	$46,962	$61,110	$161,438	$187,345
Plus:
Consumer Incentives	37,162	44,901	113,644	123,260
Billings	$84,124	$106,011	$275,082	$310,605
Bridg platform
Revenue	$5,069	$5,947	$15,740	$16,956
Plus:
Consumer Incentives	—	—	—	—
Billings	$5,069	$5,947	$15,740	$16,956

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$52,031	$67,057	$177,178	$204,301
Minus:
Partner Share and other third-party costs	22,001	30,675	78,554	94,476
Delivery costs(1)	5,730	7,830	19,901	21,664
Gross Profit	24,300	28,552	78,723	88,161
Plus:
Delivery costs(1)	5,730	7,830	19,901	21,664
Adjusted Contribution	$30,030	$36,382	$98,624	$109,825
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.4 million and $0.7 million during the three months ended September 30, 2025 and 2024, respectively. Stock-based compensation expense recognized in consolidated delivery costs totaled $1.4 million and $2.0 million during the nine months ended September 30, 2025 and 2024, respectively.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net Loss	$(72,673)	$(145,182)	$(95,238)	$(173,715)
Plus:
Interest expense, net	2,007	1,479	5,780	3,859
Depreciation and amortization	6,473	6,970	19,039	19,749
Stock-based compensation expense	6,422	8,065	22,617	31,694
Foreign currency loss (gain)	1,812	(4,843)	(6,263)	(4,312)
Gain on debt extinguishment	—	—	—	(13,017)
Acquisition, integration and divestiture costs	—	—	—	162
Loss (gain) on disposal or divestiture	320	—	(4,831)	—
Change in contingent consideration	—	100	102	110
Impairment of goodwill and intangible assets	58,843	131,595	58,843	131,595
Reduction in force	—	—	1,474	—
Adjusted EBITDA	$3,204	$(1,816)	$1,523	$(3,875)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED NET LOSS
AND ADJUSTED NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net Loss	$(72,673)	$(145,182)	$(95,238)	$(173,715)
Plus:
Stock-based compensation expense	6,422	8,065	22,617	31,694
Foreign currency loss (gain)	1,812	(4,843)	(6,263)	(4,312)
Gain on debt extinguishment	—	—	—	(13,017)
Acquisition, integration and divestiture costs	—	—	—	162
Amortization of acquired intangibles	1,455	2,785	4,364	8,355
Loss (gain) on disposal or divestiture	320	—	(4,831)	—
Change in contingent consideration	—	100	102	110
Impairment of goodwill and intangible assets	58,843	131,595	58,843	131,595
Reduction in force	$—	$—	$(1,474)	$—
Adjusted Net Loss	$(3,821)	$(7,480)	$(21,880)	$(19,128)
Weighted-average number of shares of common stock used in computing Adjusted Net Loss per share:
Weighted-average common shares outstanding, diluted	53,493	50,028	52,708	47,469
Adjusted Net Loss per share, diluted	$(0.07)	$(0.15)	$(0.42)	$(0.40)

CARDLYTICS, INC.
RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net cash provided by (used in) operating activities	$1,761	$1,388	$(3,720)	$(11,803)
Plus:
Acquisition of property and equipment	(14)	(507)	(455)	(1,439)
Capitalized software development costs	(4,450)	(4,750)	(12,770)	(13,423)
Free Cash Flow	$(2,703)	$(3,869)	$(16,945)	$(26,665)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q4 2025
Revenue	$51.1 - $59.1
Plus:
Consumer Incentives	$26.9 - $44.9
Billings	$86.0 - $96.0

Contacts:

Public Relations:
pr@cardlytics.com

Investor Relations:
ir@cardlytics.com